SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         ------------------------------

        Date of Report (Date of earliest event reported): October 1, 2004


                         GALAXY NUTRITIONAL FOODS, INC.
               (Exact Name of Registrant as Specified in Charter)




          Delaware                      0-16251                  25-1391475
(State or other jurisdiction    (Commission File Number)    (IRS Employer
      of incorporation)                                     Identification No.)



           2441 Viscount Row                                         32809
            Orlando, Florida                                      (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (407) 855-5500


         (Former name or former address, if changed since last report.)

SECTION 5  CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective October 1, 2004, Galaxy Nutritional Foods, Inc. appointed Joanne R. Bethlahmy to its Board of Directors. Ms. Bethlahmy will also serve as the third independent director on the on the Audit Committee.

Ms. Bethlahmy is the Managing Partner of Illuminate Consulting, Inc., a management consulting firm specializing in market strategy for consumer-oriented industries. Most recently, she worked with Chef Solutions Inc., a subsidiary of LSG Lufthansa, a business specializing in providing convenient baked foods and prepared meals to food service and retail. Ms. Bethlahmy's 20 years of experience in strategy development, general management and marketing includes major executive assignments with Accenture, Maybelline, the Quaker Oats Company and Frito-Lay.

 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         GALAXY NUTRITIONAL FOODS, INC.


October 5, 2004                          By:    /s/ Salvatore Furnari
                                             -----------------------------------

                                         Name:  Salvatore Furnari
                                              ----------------------------------

                                         Title: Chief Financial Officer
                                               ---------------------------------